SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Multisector Income Fund
The Board of Trustees of DWS Multisector Income Fund (Acquired Fund) has given approval to proposals by DWS Investment Management Americas, Inc. (DIMA), the advisor of the Acquired Fund, to (i) terminate the sub-advisory agreement with DWS Alternatives Global Limited, an affiliate of DIMA and a direct wholly-owned subsidiary of DWS Group, on or about May 16, 2019; and (ii) effect the merger of the Acquired Fund into DWS Total Return Bond Fund (Acquiring Fund), on or about August 5, 2019 (Merger Date).
The merger is expected to be a tax-free reorganization for federal income tax purposes. On the Merger Date, any investment in the Acquired Fund will, in effect, be exchanged for an investment with an equal aggregate net asset value in the Acquiring Fund. Therefore, as a result of the merger, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. You can find information about the Acquiring Fund and its policies and risks, including a prospectus, summary prospectus and Statement of Additional Information, online at dws.com/mutualpros. You can also get this information at no cost by e-mailing a request to service@dws.com, by calling (800) 728-3337 or by asking your financial representative.
Effective on or about May 16, 2019, the prospectus is supplemented as follows:
DWS Alternatives Global Limited will no longer serve as subadvisor to the fund and all disclosure and references to DWS Alternatives Global Limited are hereby deleted.
The following information replaces the existing disclosure contained under the “MANAGEMENT” section of the summary section of the fund’s prospectus.
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Thomas M. Farina, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2019.
Kelly L. Beam, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2019.

The following information replaces the existing similar disclosure relating to the fund contained under the “MANAGEMENT” sub-heading of the “FUND DETAILS” section of the fund’s prospectus.
Thomas M. Farina, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2019.
■	Joined DWS in 2006 with 12 years of industry experience. Head of Investment Grade Corporate Credit since 2013. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.
■	Senior Portfolio Manager and Co-Head of US Credit: New York.
■	BA and MA in Economics, State University of New York at Albany.
Kelly L. Beam, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2019.
■	Joined DWS in 1999. Prior to her current role, she served as a senior corporate bond trader. She also served in Investment Support for Stable Value, Specialty Fixed Income and Global Insurance.
■	Fixed Income Portfolio Manager: New York.
■	BS in Finance, Lehigh University; MBA, Fordham University.

Please Retain This Supplement for Future Reference
May 17, 2019
PROSTKR-36